Exhibit 1
                                                                       ---------

                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D filed by the undersigned with respect to the Common Stock of Wellman, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: July 1, 2003                     WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Partner


Dated: July 1, 2003                     WARBURG PINCUS & CO.

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Partner


Dated: July 1,  2003                    WARBURG PINCUS LLC

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Managing Director


Dated: July 1, 2003                     WARBURG PINCUS NETHERLANDS PRIVATE
                                        EQUITY VIII C.V. I

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Partner

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Dated: July 1, 2003                     WARBURG PINCUS NETHERLANDS PRIVATE
                                        EQUITY VIII C.V. II

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Partner


Dated: July 1, 2003                     WARBURG PINCUS GERMANY PRIVATE
                                        EQUITY VIII KG

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Partner